UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Petroteq Energy Inc. (the "Company" or "Petroteq") and Valkor LLC ("Valkor Engineering") have entered into a Debt Conversion Agreement dated as of July 20, 2020, pursuant to which Valkor Engineering has agreed to accept 45,000,000 common shares of the Company at a deemed price of US$0.04 per share - representing a 20% premium to the current market price for the Company's common shares on the TSX Venture Exchange (the "TSXV") - in full and final satisfaction and payment of US$1,800,000 of the US$2,500,000 debt owed to Valkor for previous engineering services under an invoice dated July 13, 2020.

The issuance of the common shares by Petroteq to Valkor Engineering is conditional on: (a) such issuance being exempt from the prospectus and registration requirements under applicable securities laws, including the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and applicable state securities laws; (b) the Company receiving final approval from the TSX Venture Exchange (the "TSXV") for the issuance and listing of the shares; and (c) the closing taking place no later than 30 business days subsequent to the date of the Debt Conversion Agreement, or such later time the parties may agree.

The Company had 227,596,058 common shares outstanding as of July 23, 2020.  The common shares issuable to Valkor Engineering will represent 16.51% of the 272,596,058 common shares of the Company that would be issued and outstanding immediately following such issuance, assuming that no other common shares are issued during the intervening period of time.

SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

1. Alex Blyumkin, the Executive Chairman and Interim Chief Executive Officer of the Company, has executed a subscription agreement dated July 20, 2020, pursuant to which he has irrevocably agreed to purchase 15,000,000 common shares in the capital of the Company at a subscription price of US$0.04 per share, for aggregate gross proceeds of US$600,000.  The subscription price represents a 20% premium to the market price of the Company's common shares on the TSXV. The subscription remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.  The shares will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  In addition, such shares will be subject to a Canadian four-month hold period.

2. The Company and Valkor Engineering have entered into a shares-for-debt agreement dated July 20, 2020, pursuant to which Valkor Engineering has agreed accept 45,000,000 common shares of the Company, to be issued at a deemed price of US$0.04 per share, in satisfaction of US$1,800,000 of debt for engineering services previously rendered to the Company by Valkor Engineering. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.  The shares will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  In addition, such shares will be subject to a Canadian four-month hold period.

3.  The Company, its indirect wholly-owned subsidiary Petroteq Oil Recovery, LLC ("Petroteq OSR"), and Beverly Pacific Holdings, Inc. ("Beverley"), have entered into a Debt Conversion Agreement dated July 20, 2020, pursuant to which Beverley has agreed to accept 6,099,785 common shares of the Company, to be issued at a deemed price of US$0.04 per share, in satisfaction of US$243,991 of debt (including accrued and unpaid interest) owning by Petroteq OSR to Beverley under a promissory note dated August 20, 2018.  The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.  The shares will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  In addition, such shares will be subject to a Canadian four-month hold period.

4. The Company, Petroteq OSR, and Alex Blyumkin, the Company's Executive Chairman and Interim Chief Executive Officer, have entered into a Debt Conversion Agreement dated July 20, 2020, pursuant to which Mr. Blyumkin has agreed to accept 2,356,374 common shares of the Company, to be issued at a deemed price of US$0.04 per share, in satisfaction of approximately US$94,254 of debt (including accrued and unpaid interest) owning by Petroteq OSR to Mr. Blyumkin under a promissory note dated August 31, 2018.  The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.  The shares will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  In addition, such shares will be subject to a Canadian four-month hold period.

5. The Company and an arm's length service provider have entered into a shares-for-debt agreement dated March 2, 2020, pursuant to which the service provider has agreed accept 300,000 common shares of the Company, to be issued at a deemed price of US$0.10 per share, in satisfaction of US$30,000 of debt for services previously rendered to the Company. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.  Closing must take place on or before August 15, 2020.  The shares will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such shares will be subject to a Canadian four-month hold period.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On July 20, 2020, Petroteq issued a news release announcing that both Alex Blyumkin, the Company's Executive Chairman and Interim Chief Executive Officer, and Valkor Engineering are investing into the Company at a premium to the public market price of its common shares, as described above, pursuant to, respectively:

Mr. Blyumkin's subscription agreement with the Company dated July 20, 2020 pursuant to which he has agreed to subscribe for 15,000,000 common shares of Petroteq at a price of US$0.04 (CAD$0.054) per share; and the Debt Conversion Agreement dated as of July 20, 2020 between Petroteq and Valkor Engineering, pursuant to which Petroteq will issue 45,000,000 common shares to Valkor Engineering in satisfaction of US$1,800,000 of the US$2,500,000 debt owed to Valkor for previous engineering work.

In addition, Petroteq reported that Mr. Blyumkin has agreed to accept 2,356,374 common shares in satisfaction of US$94,255 (including accrued interest) owed to him by Petroteq for previous loans to the Company.

The Company also announced the intention to complete two additional shares for debt transactions, pursuant to which it will issue an aggregate of 6,399,785 common shares in satisfaction of US$273,991 (including accrued interest) of indebtedness.

All shares to be issued pursuant to the above transactions are subject to approval of the TSXV.  The shares will be issued in reliance on exemptions from the registration requirements of the U.S. Securities Act, and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period.

The subscription and shares for debt transactions by Mr. Blyumkin are each a "related party transaction" as defined under Multilateral Instrument 61-101 ("MI 61-101"). The transactions are exempt from the formal valuation requirements of MI 61-101 since none of the securities of the Company are listed on a stock exchange specified in section 5.5(b) thereof. The proposed transactions are exempt from the minority shareholder approval requirements of MI 61-101 since, at the time the transactions were agreed to, neither the fair market value of the transaction nor the fair market value of the consideration for the transaction, insofar as it involves interested parties, exceeded 25% of the Company's market capitalization.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated July 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: July 24, 2020	By: /s/Alex Blyumkin Alex Blyumkin Executive Chairman